UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2006

FIRST DATA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-11073	47-0731996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 South Quebec Street, Greenwood Village, Colorado		80111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 967-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 26, 2006, First Data Corporation (the “Company”) issued a press release relating to the Company’s earnings for the fourth quarter of fiscal year 2005 and announcing the proposed tax-free spin-off of 100% of the Company’s Western Union business to the Company’s shareholders. A copy of the press release is attached as Exhibit 99.1. The information furnished under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 7.01 Regulation FD Disclosure.

The following information may be presented by the Company at an investor conference on January 26, 2006:

•	After the proposed spin-off of the Western Union business, the Company announced that its long-term growth rate target for revenue and earnings per share for the “New First Data” would be 8-10%.

•	The Company’s Western Union business anticipates long-term mid-teen revenue, profit and earnings per share growth, with high-teen revenue and mid-teen profit growth projected for 2006.

•	The Company announced an 8-10% long-term growth target for both revenue and profit by 2008 for its First Data Financial Institution Services segment, with expected flat revenue growth and low-single digit profit growth for 2006.

•	The Company announced an 8-10% long-term revenue growth target for its First Data Commercial Services segment, with profit growth 200 basis points above revenue growth. For 2006, expected revenue growth is approximately 8% with profit growth in the mid 20% range. After adjusting for integration, profit growth is expected to be double digits with a ramp-up in growth from mid-single digits in the first quarter of 2006.

•	The Company announced a 45-55% revenue growth (including $250 million in planned acquisitions) and 45-55% profit growth for 2006 for its First Data International segment.

The information furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Notice to Investors, Prospective Investors and the Investment Community; Cautionary Information Regarding Forward-Looking Statements

Statements in this current report regarding First Data Corporation’s business which are not historical facts, including the revenue and earnings projections, are “forward-looking statements.” All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties which could cause actual events or results to differ materially from those projected. Important factors upon which the Company’s forward-looking statements are premised include: (a) no unanticipated developments that delay or negatively impact the planned tax-free spin-off of 100% of the Western Union subsidiary to the Company’s shareholders; (b) continued growth at rates approximating recent levels for card-based payment transactions, consumer money transfer transactions and other product markets; (c) successful conversions under service contracts with major clients; (d) renewal of material contracts in the Company’s business units consistent with past experience; (e) timely, successful and cost-effective implementation of processing systems to provide new products, improved functionality and increased efficiencies; (f) successful and timely integration of significant businesses and technologies acquired by the Company and realization of anticipated synergies; (g) continuing development and maintenance of appropriate business continuity plans for the Company’s processing systems based on the needs and risks relative to each such system; (h) absence of further consolidation among client financial institutions or other client groups which has a significant impact on FDC client relationships and no material loss of business from significant customers of the Company; (i) achieving planned revenue growth throughout the Company, including in the merchant alliance program which involves several joint ventures not under the sole control of the Company and each of which acts independently of the others, and successful management of pricing pressures through cost efficiencies and other cost management initiatives; (j) successfully managing the credit and fraud risks in the Company’s business units and the merchant alliances, particularly in the context of the developing e-commerce markets; (k) anticipation of and response to technological changes, particularly with respect to e-commerce; (l) attracting and retaining qualified key employees; (m) no unanticipated changes in laws, regulations, credit card association rules or other industry standards affecting FDC’s businesses which require significant product redevelopment efforts, reduce the market for or value of its products or render products obsolete; (n) continuation of the existing interest rate environment so as to avoid increases in agent fees related to IPS’ products and increases in interest on the Company’s borrowings; (o) absence of significant changes in foreign exchange spreads on retail money transfer transactions, particularly in high-volume corridors, without a corresponding increase in volume or consumer fees; (p) continued political stability in countries in which Western Union has material operations; (q) implementation of Western Union agent agreements with governmental entities according to schedule and no interruption of relations with countries in which Western Union has or is implementing material agent agreements; (r) no unanticipated developments relating to previously disclosed lawsuits, investigations or similar matters; (s) no catastrophic events that could impact the Company’s or its major customer’s operating facilities, communication systems and technology or that has a material negative impact on current economic conditions or levels of consumer spending; (t) no material breach of security of any of our systems; and (u) successfully managing the potential both for patent protection and patent liability in the context of rapidly developing legal framework for expansive software patent protection.

Item 9.01 Financial Statements and Exhibits.

(c)	The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by the Company on January 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION

By:	/s/ Stanley J. Andersen
Stanley J. Andersen
Assistant Secretary

Date: January 26, 2006

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by the Company on January 26, 2006.